                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 12/th/ day of September, 2001.



                                              /s/ Dean P. Agee
                                             --------------------------
                                             (Signature)



                                             Dean P. Agee

                                POWER OF ATTORNEY


     The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all post-effective amendments and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to amend its registration statement on Form SB-2 (No. 333-64566) pertaining to the registration of securities covered thereby with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 28th day of May, 2002.



                                              /s/ Troy A. Peery, Jr.
                                             --------------------------
                                             (Signature)



                                             Troy A. Peery

                                POWER OF ATTORNEY


     The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 12/th/ day of September, 2001.



                                              /s/ John J. Purcell, Jr.
                                             --------------------------
                                             (Signature)



                                             John J. Purcell, Jr.

                                POWER OF ATTORNEY


     The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all post-effective amendments and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to amend its registration statement on Form SB-2 (No. 333-64566) pertaining to the registration of securities covered thereby with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 28th day of May, 2002.



                                              /s/ Stuart C. Siegel
                                             --------------------------
                                             (Signature)



                                             Stuart C. Siegel